1

FOURTH AMENDING AGREEMENT
THIS AGREEMENT dated as of June 23, 2017.
AMONG:
CANADIAN PACIFIC RAILWAY COMPANY ("CPRC") as Borrower,
and
CANADIAN PACIFIC RAILWAY LIMITED (the "Covenantor"), as Covenantor
OF THE FIRST PART
and
ROYAL BANK OF CANADA, a Canadian chartered bank, as administration agent of the Lenders (hereinafter referred to as the "Agent"),
OF THE SECOND PART
and
EACH PERSON NAMED ON THE SIGNATURE PAGES HEREOF in their capacity as a Lender (hereinafter collectively referred to as the "Lenders" and individually, a "Lender"),
OF THE THIRD PART
WHEREAS the parties hereto entered into the Credit Agreement;
AND WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:
1.INTERPRETATION
1.1    In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:
"Agreement" means this fourth amending agreement, as amended, modified, supplemented or restated from time to time;
"Amended Credit Agreement" means the Credit Agreement as amended and supplemented by this Agreement, and as the same may be further amended, modified, supplemented or restated from time to time;
"Credit Agreement" means the credit agreement dated as of September 26, 2014, as amended by a first amending agreement dated as of June 15, 2015, a second amending agreement dated September 17, 2015 and a third amending agreement dated June 28, 2016, between the Borrowers, the Agent and the Lenders;
"Effective Date" means the date on which all of the conditions precedent in Section 5.1 of this Agreement have been satisfied or waived by the Lenders;
"New Lenders" means Fédération des caisses Desjardins du Québec and Export Development Canada; and
"Withdrawing Lender" means JPMorgan Chase Bank, N.A., Toronto Branch.
1.2    Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.
1.3    The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. Unless expressly indicated otherwise, all references to "Section" or "Sections" are intended to refer to a Section or Sections of the Credit Agreement.
2.    AMENDMENTS TO CREDIT AGREEMENT
2.1    Effective as of the Effective Date, each of the 5 Year Lenders agree the Credit Agreement is amended by:

(a)	amending the definition "5 Year Maturity Date" by replacing the reference to " June 28, 2021" with "June 28, 2022"; and

(b)	deleting the table on Schedule 7 under the heading "5 Year Facility" and replacing it with the following table:

Senior Unsecured Debt Rating as Assigned by S&P or Moody's respectively	Standby Fee	Canadian Prime Rate Advances/ Base Rate (Canada) Advances	Eurodollar Rate Advance/BA Instruments/Documentary Credits
A2/A or higher	8 bps	0 bps	87.5 bps
A-/A3	9 bps	0 bps	100 bps
BBB+/Baa1	11 bps	12.5 bps	112.5 bps
BBB/Baa2	15 bps	25 bps	125 bps
BBB-/Baa3	20 bps	50 bps	150 bps
BB+/Ba1 or lower	25 bps	75 bps	175 bps

2.2    Effective as of the Effective Date, each of the 1+1 Lenders agree that the definition of "Term Out Date" in the Credit Agreement is amended by replacing the reference to "June 28, 2017" with "June 27, 2018".
2.3    Effective as of the Effective Date, each of the Lenders agree that the Credit Agreement is amended by:

(a)	replacing the definition of "Equivalent U.S. $ Amount" in its entirety with the following:
""Equivalent U.S. $ Amount" means, at any relevant time, on any day and with respect to any amount of Canadian Dollars or Pounds Sterling, the amount of U.S. Dollars which would be required to buy such amount of Canadian Dollars or Pounds Sterling at the rate as quoted by the Bank of Canada at approximately the close of business on the Business Day that such purchase is to be made (or, if such purchase is to be made before close of business on such Business Day, then at approximately close of business on the immediately preceding Business Day), and, in either case, if no such rate is quoted, the spot rate of exchange quoted for wholesale transactions by the Administrative Agent on the Business Day such purchase is to be made in accordance with its normal practice."; and

(b)	Schedule 1 to the Credit Agreement is replaced in its entirety with Exhibit "A" attached hereto.
2.4    Effective as of the Effective Date:

(a)	Co-Lead Arrangers are RBC Capital Markets, BMO Capital Markets, Morgan Stanley MUFG Loan Partners, LLC and Citibank, N.A., Canadian Branch;

(b)	Joint Bookrunners are RBC Capital Markets and BMO Capital Markets;

(c)	Syndication Agent is Bank of Montreal; and

(d)	Co-Documentation Agents are Morgan Stanley MUFG Loan Partners, LLC and Citibank, N.A., Canadian Branch.
3.    NEW LENDERS
3.1    The parties hereto confirm and agree that each New Lender shall be a Lender for all purposes of the Amended Credit Agreement and the other Credit Documents having the Commitment set forth opposite its name on Exhibit "A" hereto and all references herein or therein to "Lenders" or a "Lender" shall be deemed to include each New Lender.
3.2    Each New Lender hereby acknowledges and agrees that:

(a)	it will be bound by the Credit Agreement and the other Credit Documents as a Lender to the extent of its Commitment as fully as if it had been an original party to the Credit Agreement;

(b)
it has been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower and its Subsidiaries, all of the matters and transactions contemplated herein and in the Credit Agreement and other Credit Documents and all other matters incidental to the Credit Agreement and the other Credit Documents. Such New Lender confirms with the Agent that it does not rely, and it will not hereafter rely, on the Agent:

(i)
to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrower, its Subsidiaries or any other Person under or in connection with the Credit Agreement and other Credit Documents or the transactions therein contemplated (whether or not such information has been or is hereafter distributed to it by the Agent); or

(ii)	to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower and its Subsidiaries.

(c)
a copy of the Credit Agreement has been made available to it for review and further acknowledges and agrees that it has received copies of such other Credit Documents and such other information that it has requested for the purposes of its investigation and analysis of all matters related to this Agreement, the Credit Agreement, the other Credit Documents and the transactions contemplated hereby and thereby. Such New Lender acknowledges to the Agent that it is satisfied with the form and substance of the Credit Agreement (as amended and supplemented hereby) and the other Credit Documents.

3.3    Without in any way limiting the other provisions hereof, each New Lender irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the provisions of the Credit Agreement.
3.4    Each New Lender specifies that its address for the purpose of notices under Section 12.4 of the Credit Agreement is:
For funding notices:

Fédération des caisses Desjardins du Québec
1170 Peel Street, Suite #300
Montreal, QC H3B 0B1

Attention:    Director, Corporate Banking
Facsimile:    (514) 281-2385

Export Development Canada
150 Slater Street
Ottawa, ON K1A 1K3
Attention:    Loans Services - Syndications
Email:        Loans.services@edc.ca

For all other notices:
Fédération des caisses Desjardins du Québec
1170 Peel Street, Suite #300
Montreal, QC H3B 0B1

Attention:     Director, Corporate Banking
Facsimile:    (514) 281-2385

Export Development Canada
150 Slater Street
Ottawa, ON K1A 1K3
Attention:    Financing Manager
Email:        rleong@edc.ca

4.    REPRESENTATIONS AND WARRANTIES
4.1    The Borrower hereby represents and warrants to and in favour of the Agent and the Lenders that as of the Effective Date:

(a)	there exists no Default or Event of Default; and

(b)
the representations and warranties contained in Section 7.1 of the Credit Agreement (other than any representations and warranties which expressly speak of an earlier date, and with this Agreement being a Credit Document and references to the Credit Agreement being deemed to be references to the Amended Credit Agreement) are true and correct.

5.    CONDITIONS PRECEDENT
5.1    This Agreement shall be effective on the date each of the following conditions precedent are satisfied (or waived by the Lenders hereunder):

(a)	the Borrower shall deliver or cause to be delivered to the Agent an executed copy of this Agreement for each Lender;

(b)	the Agent has received a withdrawal letter from the Withdrawing Lender in a form satisfactory to the Agent and the Borrower (each acting reasonably); and

(c)	each Lender shall have been paid all fees as have been agreed to with the Borrower in respect of this Agreement.
6.    CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS
The Credit Agreement and the other Credit Documents to which each of the Borrower and the Covenantor is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended hereby is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect. This Agreement shall, for all purposes, be considered to be a Credit Document. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
7.    FURTHER ASSURANCES
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
8.    COUNTERPARTS
This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
9.    GOVERNING LAW
The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrowers may be found.
[signature pages follow]

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

CANADIAN PACIFIC RAILWAY COMPANY, as Borrower Per: /s/ Pramod Bhatia Name: Pramod Bhatia Title: Treasurer

CANADIAN PACIFIC RAILWAY LIMITED, as Covenantor Per: /s/ Pramod Bhatia Name: Pramod Bhatia Title: Treasurer

THE ADMINISTRATIVE AGENT ROYAL BANK OF CANADA Per: /s/ Susan Khokher Authorized Signatory

THE LENDERS
ROYAL BANK OF CANADA Per: /s/ Tim VandeGriend Tim VandeGriend Authorized Signatory

BARCLAYS BANK PLC Per: /s/ Craig Malloy Craig Malloy Director

MORGAN STANLEY BANK, N.A. Per: /s/ Michael King Michael King Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CANADA BRANCH Per: /s/ Catherine Siu Catherine Siu Director

CITIBANK, N.A., Canadian Branch Per: /s/ Jonathan Cain Jonathan Cain Authorized Signatory

BANK OF AMERICA, N.A., CANADA BRANCH Per: /s/ Marc Ahlers Marc Ahlers Vice President

BANK OF MONTREAL Per: /s/ Carol McDonald Carol McDonald Director

THE BANK OF NOVA SCOTIA Per: /s/ Jamie Davis Jamie Davis Director Per: /s/ Andrew Morales Andrew Morales Associate Director

CANADIAN IMPERIAL BANK OF COMMERCE Per: /s/ Stephen Redding Stephen Redding Managing Director Per: /s/ Kevin Charko Kevin Charko Executive Director

WELLS FARGO BANK, N.A., CANADIAN BRANCH Per: /s/ Marc-Philippe Piché Marc-Philippe Piché Regional Vice President

HSBC BANK CANADA Per: /s/ Jason Lang Jason Lang Director, Resources & Energy Group Per: /s/ Duncan Levy Duncan Levy Director, Global Banking

ALBERTA TREASURY BRANCHES Per: /s/ Maximiliano Herrera Maximiliano Herrera Director, ATB Corporate Financial Services Per: /s/ Christopher Hamel Christopher Hamel Associate Director

NATIONAL BANK OF CANADA Per: /s/ Michelle Fiebig Michelle Fiebig Director Per: /s/ David Torrey David Torrey Managing Director

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH Per: /s/ Ming Chang Ming Chang Managing Director

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC Per: /s/ Oliver Sumugod Oliver Sumugod Director Per: /s/ Matt van Remmen Matt van Remmen Managing Director

EXPORT DEVELOPMENT CANADA Per: /s/ Sean Borutskie Sean Borutskie Senior Associate Per: /s/ Marie Poulin Marie Poulin Financing Manager

Exhibit "A"

Schedule 1
COMMITMENTS
5 Year Facility
(all amounts in U.S. $)

Lender	5 Year Commitment	5 Year Fronting Documentary Commitment	5 Year Swingline Commitment
Royal Bank of Canada	$82,500,000	$110,000,000	$50,000,000
Barclays Bank plc	$82,500,000
Morgan Stanley Bank, N.A.	$32,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Canada Branch	$50,000,000
Citibank, N.A., Canadian Branch	$82,500,000
Bank of America, N.A., Canada Branch	$82,500,000
Bank of Montreal	$82,500,000	$40,000,000
The Bank of Nova Scotia	$82,500,000	$40,000,000
Canadian Imperial Bank of Commerce	$82,500,000	$40,000,000
Wells Fargo Bank N.A., Canadian Branch	$82,500,000
HSBC Bank Canada	$82,500,000
Fédération des caisses Desjardins du Québec	$41,250,000
Export Development Canada	$41,250,000
Alberta Treasury Branches	$35,000,000	$30,000,000
National Bank of Canada	$32,500,000	$40,000,000
Sumitomo Mitsui Banking Corporation, Canada Branch	$25,000,000
	_________________	________________	_______________
	U.S. $1,000,000,000	U.S. $300,000,000	U.S. $50,000,000

1+1 Facility
(all amounts in U.S. $)

Lender	1+1 Commitment
Royal Bank of Canada	$82,500,000
Barclays Bank plc	$82,500,000
Morgan Stanley Bank, N.A.	$32,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Canada Branch	$50,000,000
Citibank, N.A., Canadian Branch	$82,500,000
Bank of America, N.A., Canada Branch	$82,500,000
Bank of Montreal	$82,500,000
The Bank of Nova Scotia	$82,500,000
Canadian Imperial Bank of Commerce	$82,500,000
Wells Fargo Bank N.A., Canadian Branch	$82,500,000
HSBC Bank Canada	$82,500,000
Fédération des caisses Desjardins du Québec	$41,250,000
Export Development Canada	$41,250,000
Alberta Treasury Branches	$35,000,000
National Bank of Canada	$32,500,000
Sumitomo Mitsui Banking Corporation, Canada Branch	$25,000,000
_______________
U.S. $1,000,000,000

8341605.3